Exhibit 3.1  Articles of Incorporation


                                                         Entity #
                                                         E0947042006-8
                                                         Document Number:
                                                         20060831568-09
                                                         Date Filed
                                                         12/28/2006 10:38:24 PM
                                                         In the office of
                                                         /s/ Dean Heller
                                                         Dean Heller
                                                         Secretary of State

-------------------------------------------------------------------------------

              DEAN HELLER
              Secretary of State
/State Seal/  101 North Carson Street, Suite 3
              Carson City, Nevada 89701-4299
              (775) 684 5708
              Website: secretaryofstate.biz

                         ------------------------
                         /     Articles of      /
                         /    Incorporation     /
                         / (PURSUANT TO NRS 78) /
                         ------------------------


1. Name of Corporation:          AirtimeDSL
   --------------------

2. Resident Agent Name and       Ed Heckerson
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       500 N. Rainbow Blvd., Suite 300   Las Vegas
   -------------------------     --------------------------------------------
                                 Street Address                      City

                                 NEVADA     89107
                                          ----------
                                          Zip Code

3. Shares:                       Number of shares
   (number of shares             with par value:  75,000,000
   corporation                                    ----------
   authorized to issue)
   --------------------          Par Value per share:  $0.001
                                                       ------
                                 Number of shares
                                 without par value:   None.
                                                    --------

4. Names, Addresses,
   Number of Board of
   Directors/Trustees:
   -------------------
                                 1. Ed Heckerson
                                    -----------------------------------------
                                    Name

                                    500 N. Rainbow Blvd., Suite 300
                                    -----------------------------------------
                                    Street Address

                                    Las Vegas            NV       89107
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)            All legal purposes.
    -----------------            --------------------------------------------

6. Names, Address                Ed Heckerson           /s/ Ed Heckerson
   and Signature of              -------------------    ----------------
   Incorporator:                 Name                   Signature
   (attach additional page
   if there is more than 1       500 N. Rainbow Blvd., Suite 300
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 Las Vegas              NV         89107
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Resident Agent:               /s/ Ed Heckerson                    12/27/2006
   ---------------               ----------------------------------- ----------
                                 Authorized Signature of R.A. or     Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees.